UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

TCW STRATEGIC INCOME FUND, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

TCW STRATEGIC INCOME FUND, INC.

515 South Flower Street

Los Angeles, California 90071

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on September 15, 2026

Notice is hereby given that an annual meeting of shareholders of TCW Strategic Income Fund, Inc. (the “Company”) will be held at the offices of TCW, 515 South Flower Street, Los Angeles, California 90071, on Tuesday, September 15, 2026 at 8:00 a.m. Pacific Daylight Time (the “Annual Meeting”). At the Annual Meeting, you will be asked to consider and vote on the following matters:

1.	Election of nine directors of the Company, as named in the attached proxy statement, to serve on the Board of Directors until their successors have been duly elected and qualified;

2.	Ratification of the selection of Deloitte & Touche, LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2026; and

3.	Such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Shareholders of record as of the close of business on July 31, 2026 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. To assure your representation at the Annual Meeting, please mark, sign and date your proxy card and return it in the envelope provided after reading the accompanying proxy statement.

By Order of the Board of Directors,

PETER DAVIDSON
Vice President and Secretary

August 6, 2026

We urge you to promptly mark, sign and date the enclosed proxy and return it in the enclosed envelope, thus enabling the Company to avoid unnecessary expense and delay. No postage is required if mailed in the United States. In addition to voting by mail, you may also vote by telephone or via the internet. Instructions for these options are found on the enclosed proxy card materials. The proxy is revocable and will not affect your right to vote in person if you attend the Annual Meeting.

TCW STRATEGIC INCOME FUND, INC.

515 South Flower Street

Los Angeles, California 90071

PROXY STATEMENT

Pursuant to this proxy statement (the “Proxy Statement”), the Board of Directors of TCW Strategic Income Fund, Inc. (the “Company”) is soliciting your proxy in connection with the 2026 annual meeting of shareholders of the Company (the “Annual Meeting”). The Board of Directors (each, a “Director” and collectively, the “Board of Directors,” the “Directors,” or the “Board”) has fixed the close of business on July 31, 2026 as the record date for determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. This Proxy Statement and the accompanying proxy card were first mailed to shareholders on or about August 6, 2026.

The Board is soliciting proxies from shareholders of the Company with respect to the following proposals:

1.	To elect nine directors of the Company, as named herein, to serve on the Board of Directors until their successors have been duly elected and qualified;

2.	To ratify the selection of Deloitte & Touche, LLP (“Deloitte”) as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2026; and

3.	To take action on other business that may properly come before the Annual Meeting.

The Board of Directors solicits and recommends your execution of the enclosed proxy card. Shares of common stock (“Common Stock”) for which a properly signed proxy card is received will be represented at the Annual Meeting and will be voted as instructed on the proxy card. Shareholders are urged to specify their choices by marking an “X” in the appropriate box on the proxy card. If no choices are specified, the shares represented will be voted as recommended by your Board of Directors. A shareholder may revoke a proxy at any time prior to its exercise by filing a written instrument revoking the proxy with the Secretary of the Company, or by submitting a proxy bearing a later date, or by attending and voting at the Annual Meeting. However, attendance at the Annual Meeting, by itself, will not revoke a previously submitted proxy.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on Tuesday, September 15, 2026.

The Proxy Statement and the Company’s most recent annual report are available on the internet at http://www.TCW.com/Products/Closed-End-Fund. The Company will furnish, without charge, a copy of the Company’s annual report for its fiscal year ended December 31, 2025, and any more recent shareholder reports, to any Company shareholder upon request. To request a copy, please write to the Company at 515 South Flower Street, Los Angeles, California 90071 or telephone 1-800-FUND-TCW. You may also call for information on how to obtain instructions to attend the Annual Meeting and vote in person.

PROPOSAL 1. ELECTION OF DIRECTORS

The purpose of this proposal is to elect the Board of Directors of the Company that will assume office immediately upon election by shareholders. The Board is currently comprised of nine members, identified below. Based on the unanimous recommendation of the Nominating and Governance Committee, at the Board of Directors Meeting held on June 8, 2026, the Board unanimously nominated all nine current Directors for re-election or election, as applicable, as Directors (each a “Nominee”). Each Nominee has agreed to stand for election, serve if elected, and hold office until the next annual meeting of shareholders or until his or her successor has been duly elected and qualified.

The following schedule sets forth certain information regarding each Nominee, including his or her year of birth, address and positions with the Company, the length of time he or she has served as Director, the Nominee’s principal occupations during the past five years (which may have varied during the period), the total number of separate portfolios in the fund complex (as defined below) the Nominee would oversee if elected, and certain other board memberships held by the Nominee during the past five years.

Directors and Nominees who are not “interested persons” of the Company (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) are referred to as “Independent Directors.” Directors and Nominees who are “interested persons” of the Company as defined in the 1940 Act are referred to as “Interested Directors.”

Name, Address, Year of Birth and Position with Company(1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen+	Other Directorships Held by Nominee During Past Five Years
Independent Director Nominees (for Re-Election)

Patrick C. Haden (1953) Vice Chair of the Board	Term: Until 2027 Served since 2001	President (since 2003), Wilson Ave. Consulting (business consulting firm).	35	Auto Club (affiliate of AAA); TCW Metropolitan West Funds (mutual fund); TCW Funds, Inc. (mutual fund); TCW ETF Trust (exchange-traded fund); TCW Private Asset Income Fund (closed-end fund).

Name, Address, Year of Birth and Position with Company(1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen+	Other Directorships Held by Nominee During Past Five Years

Martin Luther King III (1957) Director	Term: Until 2027 Served since 2024	President and Chief Executive Officer (since 1998), The King Center (non-profit organization); Chief Executive Officer (since January 2006), Realizing the Dream (non-profit organization); Independent motivational lecturer (since 1980).	35	TCW Metropolitan West Funds (mutual fund); TCW Funds, Inc. (mutual fund); TCW ETF Trust (exchange-traded fund); TCW Private Asset Income Fund (closed-end fund).

Peter McMillan (1957) Director	Term: Until 2027 Served since 2010	Co-founder (since 2019), Pacific Oak Capital Advisors (investment advisory firm); Co-founder, Managing Partner and Chief Investment Officer (2013-2023), Temescal Canyon Partners (investment advisory firm).	35	Keppel Pacific Oak U.S. REIT (real estate investments); TCW Metropolitan West Funds (mutual fund); TCW DL VII Financing LLC (private fund); TCW Funds, Inc. (mutual fund); TCW ETF Trust (exchange-traded fund); TCW Private Asset Income Fund (closed-end fund).

Victoria B. Rogers (1961) Director	Term: Until 2027 Served since 2011	President and Chief Executive Officer (since 1996), The Rose Hills Foundation (charitable foundation).	35	Causeway Capital Management Trust (mutual fund); Norton Simon Museum (art museum); The Rose Hills Foundation (charitable foundation); Saint John’s Health Center Foundation (charitable foundation); TCW Metropolitan West Funds (mutual fund); TCW Funds, Inc. (mutual fund); TCW ETF Trust (exchange-traded fund); TCW Private Asset Income Fund (closed-end fund).

Name, Address, Year of Birth and Position with Company(1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen+	Other Directorships Held by Nominee During Past Five Years

Robert G. Rooney (1957) Director	Term: Until 2027 Served since 2024	Founder (since August 2022), RGR Advisors CT, LLC (financial advisory firm); Senior Financial Advisor (August 2020-March 2021) and Chief Financial and Administrative Officer (November 2018-August 2020), REEF Technology (real estate and technology services company).	35	TCW Metropolitan West Funds (mutual fund); TCW Funds, Inc. (mutual fund); TCW ETF Trust (exchange-traded fund); TCW Private Asset Income Fund (closed-end fund).

Michael Swell (1966) Director	Term: Until 2027 Served since 2024	Retired (since 2021); Partner and Managing Director (2007-2021), Goldman Sachs Asset Management (asset management company).	35	TCW Metropolitan West Funds (mutual fund); TCW Funds, Inc. (mutual fund); TCW ETF Trust (exchange-traded fund); TCW Private Asset Income Fund (closed-end fund); Apollo Realty Income Solutions Inc. (nontraded real estate investment trust).

Andrew Tarica (1959) Chair of the Board	Term: Until 2027 Served since 2012	Retired (since December 2024); Chief Executive Officer (2001-2024), Meadowbrook Capital Management (asset management company); Employee (2003-2022), Cowen Prime Services (broker-dealer).	35	TCW Metropolitan West Funds (mutual fund); TCW Funds, Inc. (mutual fund); TCW Direct Lending VII, LLC (business development company); TCW Direct Lending VIII, LLC (business development company); TCW Star Direct Lending, LLC (business development company); TCW ETF Trust (exchange-traded fund); TCW Private Asset Income Fund (closed-end fund); TCW Steel City Senior Lending BDC (business development company).

(1)	For purposes of Fund business, the address of each Independent Director is c/o TCW Strategic Income Fund, Inc., 515 South Flower Street, Los Angeles, CA 90071.
+

“Fund Complex” means two or more registered investment companies that (i) hold themselves out to investors as related companies for purposes of investment and investor services, or (ii) have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other companies. The “Fund Complex” includes the Company, TCW Metropolitan West Funds (“MWF”), TCW ETF Trust (“ETF”), TCW Funds, Inc. (“TFI”), and TCW Private Asset Income Fund (“TPAY”). ETF and TFI are included because TCW Investment Management Company LLC, the Company’s investment advisor (“Advisor” or “TCW”), also serves as ETF’s and TFI’s investment advisor. MWF and TPAY are included because the Advisor is under common control with MWF’s investment advisor and TPAY’s investment advisor. As of December 31, 2025, the Fund Complex consisted of 35 portfolios.

Name, Address, Year of Birth and Position with Company(2)	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen(3)	Other Directorships Held by Nominee During Past Five Years
Interested Director Nominees (for Election)(1)

David Vick(4) (1972) Director	Term: Until 2027 Served since 2025	Managing Director (since 2006), TCW LLC, and (since September 2024), TCW Asset Backed Finance Management Company LLC.	35	TCW ETF Trust (exchange-traded fund); TCW Metropolitan West Funds (mutual fund); TCW Funds, Inc. (mutual fund); TCW Private Asset Income Fund (closed-end fund).

Richard M. Villa(5) (1964) Director, President, Principal Executive Officer, Treasurer, Principal Financial Officer, and Principal Accounting Officer	Term: Until 2027 Served since 2025	Executive Vice President and Chief Financial Officer (since January 2016), TCW LLC and (since 2008), the Advisor, Metropolitan West Asset Management, LLC, and TCW Asset Management Company LLC; Executive Vice President, Chief Financial Officer, and Treasurer (since 2008), The TCW Group, Inc.; Executive Vice President and Chief Financial Officer (since September 2024), TCW Asset Backed Finance Management Company LLC; Treasurer, Principal Financial Officer and Principal Accounting Officer (since February 2014), TCW Funds, Inc., (since February 2021), TCW Metropolitan West Funds, (since September 2024), TCW Private Asset Income Fund, and (since March 2025), TCW ETF Trust.	35	TCW ETF Trust (exchange-traded fund); TCW Metropolitan West Funds (mutual fund); TCW Funds, Inc. (mutual fund); TCW Private Asset Income Fund (closed-end fund).

(1)	Mr. Vick and Mr. Villa are each an “interested person” of the Company, as defined in the 1940 Act, because of their employment with the Advisor.
(2)	The address of the Interested Director Nominees is c/o TCW, 515 South Flower Street, Los Angeles, CA 90071.
(3)	“Fund Complex” means two or more registered investment companies that (i) hold themselves out to investors as related companies for purposes of investment and investor services, or (ii) have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other companies. The “Fund Complex” includes the Company, MWF, ETF, TFI, and TPAY. ETF and TFI are included because the Advisor also serves as ETF’s and TFI’s investment advisor. MWF and TPAY are included because the Advisor is under common control with MWF’s investment advisor and TPAY’s investment advisor.
(4)	Effective September 29, 2025, Mr. Vick was appointed as an Interested Director.
(5)	Effective December 8, 2025, Mr. Villa was appointed as an Interested Director.

All proxies will be voted in favor of the Nominees listed in this Proxy Statement unless a contrary indication is made. If, prior to the Annual Meeting, any Nominee becomes unable to serve, the proxies that would have otherwise been voted for such Nominee will be voted for such substitute nominee as may be selected by the Board.

Ownership of Securities

The information as to ownership of securities that appears below is based on statements furnished to the Company by the Directors.

The following table sets forth the equity ownership of Directors and Nominees in the Company and in the Family of Investment Companies as of July 31, 2026.

Name of Nominee	Dollar Range of Equity Securities In the Company*	Aggregate Dollar Range of Equity Securities to be Overseen in Family of Investment Companies(1)*
Independent Director Nominees

Patrick C. Haden	Over $100,000	Over $100,000

Martin Luther King III	None	$1-$10,000

Peter McMillan	Over $100,000	Over $100,000

Victoria B. Rogers	$50,001-$100,000	Over $100,000

Robert G. Rooney	Over $100,000	Over $100,000

Michael Swell	None	Over $100,000

Andrew Tarica	Over $100,000	Over $100,000

Interested Director Nominees

David Vick(2)	None	Over $100,000

Richard M. Villa(3)	None	Over $100,000

(1)

“Family of Investment Companies” means two or more registered investment companies that (i) hold themselves out to investors as related companies for purposes of investment and investor services, and (ii) share the same investment advisor or principal underwriter. The “Family of Investment Companies” includes the Company, MWF, ETF, TFI, and TPAY. ETF and TFI are included because the Advisor also serves as ETF’s and TFI’s investment advisor. MWF and TPAY are included because the Advisor is under common control with MWF’s investment advisor and TPAY’s investment advisor.

(2)	Effective September 29, 2025, Mr. Vick was appointed as an Interested Director by the Board.
(3)	Effective December 8, 2025, Mr. Villa was appointed as an Interested Director by the Board.
*

Certain figures represent the Directors’ economic exposure to the Company, MWF, ETF, TFI, and TPAY through various deferred compensation plans approved by the Boards of the Company, MWF, ETF, TFI, and TPAY.

None of the Independent Director Nominees, or any other member of his or her immediate family, owned beneficially or of record any securities in the Advisor or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor as of June 30, 2026.

Communications with the Board of Directors

Shareholders may address correspondence relating to the Company to the Board as a whole, to individual Directors, or to the Company’s Secretary at TCW Strategic Income Fund, Inc., 515 South Flower Street, Los Angeles, CA 90071 and it will be directed to the attention of the addressee.

Director Attendance at Shareholder Meetings

Although the Company has no formal policy regarding Directors’ attendance at shareholder meetings, typically some Directors attend the annual meeting. At the Company’s 2025 annual meeting held on September 16, 2025, three of the Directors then in office were present.

Compensation for Directors

The Company pays each Independent Director an annual fee of $12,500 plus a joint meeting fee of $500 for each meeting of the Board attended by the Director and $250 for telephonic attendance at each meeting or special meeting of the Board attended by the Director. The Company also pays the Board chair and Board vice chair a supplemental annual retainer of $4,500 and $3,000, respectively, and pays each of the Audit Committee chair and Nominating and Governance Committee chair a supplemental annual retainer of $750.

Directors are also reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Directors and officers who are employed by the Advisor or an affiliated company thereof receive no compensation or expense reimbursement from the Company.

The following table indicates the compensation paid to the Independent Directors by the Company for the fiscal year ended December 31, 2025. The table also indicates the compensation paid to the Independent Directors for the calendar year ended December 31, 2025 by the Fund Complex. Interested Directors receive no compensation from the Company for their services as Directors.

Name of Nominee	Aggregate Compensation From the Company		Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex+
Independent Director Nominee
Patrick C. Haden	$18,500		$0	$0	$433,750
Martin Luther King III	$15,500		$0	$0	$361,750
Peter McMillan	$16,250	(1)	$0	$0	$379,750	(4)
Victoria B. Rogers	$15,500		$0	$0	$361,750
Robert G. Rooney	$16,250		$0	$0	$379,750
Michael Swell	$15,500	(2)	$0	$0	$361,750	(5)
Andrew Tarica	$20,000	(3)	$0	$0	$469,750	(6)

(1)	Includes $16,250 of deferred compensation.
(2)	Includes $15,500 of deferred compensation.
(3)	Includes $20,000 of deferred compensation.
(4)	Includes $327,000 of deferred compensation.
(5)	Includes $337,500 of deferred compensation.
(6)	Includes $438,000 of deferred compensation.
+

The “Fund Complex” includes the Company, MWF, ETF, TFI, and TPAY. ETF and TFI are included because the Advisor also serves as ETF’s and TFI’s investment advisor. MWF and TPAY are included because the parent of the Advisor also serves as the parent to MWF’s investment advisor and TPAY’s investment advisor.

Effective September 12, 2025, the Company adopted an Amended Deferred Compensation Plan (the “Plan”), which provides retirement benefits for Independent Directors of the Company and other investment companies managed by the Advisor and its affiliates. Each Independent Director is eligible to participate in the Plan and may elect to defer all or a portion of his or her compensation not yet earned. Under the Plan, deferred dollar amounts earn a return for an Independent Director as though equivalent amounts had been invested in one or more of the funds advised by the Advisor offered as investment options under the Plan and selected by the Independent Director. Unless otherwise stipulated, distributions to an Independent Director under the Plan are in the form of a lump sum equal to the value in the Director’s account on the date of payment. The Plan is not funded, and the Company’s obligation to make payments of amounts credited to an Independent Director’s account is a general obligation of the Company. An Independent Director’s rights to deferred compensation under the Plan are limited to those of a recipient of an unfunded, unsecured promise to pay amounts in the future.

The Board normally meets at least quarterly at regularly scheduled meetings. During the fiscal year ended December 31, 2025, the Board met seven times. Each incumbent Nominee attended at least 75% of the meetings of the Board held during the last fiscal year, including the meetings of the Board’s standing Committees of which such Director was a member.

Leadership Structure

The Board is responsible for the overall management of the Company, including general supervision of the duties performed by the Advisor and other service providers in accordance with the provisions of the 1940 Act, other applicable laws and the Company’s Articles of Incorporation and By-Laws. The Board meets in regularly scheduled meetings throughout the year. It is currently composed of nine Directors, including seven Independent Directors. As discussed below, the Board has established two committees to assist the Board in performing its oversight responsibilities.

The Board has appointed an Independent Director to serve as its Chairman. The Chairman’s primary role is to set the agenda of the Board and determine what information is provided to the Board with respect to matters to be acted upon by the Board. The Chairman presides at all meetings of the Board and leads the Board through its various tasks. The Chairman also acts as a liaison with management in carrying out the Board’s functions. The Chairman also performs such other functions as may be requested by the Board from time to time. The designation of an Independent Director as Chairman does not impose any duties, obligations or liabilities that are greater than the duties, obligations or liabilities imposed on such person as a member of the Board generally.

The Company has determined that the Board’s leadership structure is appropriate given the characteristics and circumstances of the Company, including such matters as the number of funds in the Fund Complex, the net assets of the Company and the committee structure of the Company.

Risk Oversight

Through its direct oversight role, and indirectly through its Committees, the Board performs a risk oversight function for the Company consisting, among other things, of the following activities:

General Oversight. The Board regularly meets with, or receives reports from, the officers of the Company and representatives of key service providers to the Company, including the Advisor, administrator, transfer agent, custodian and independent registered public accounting firm to review and discuss the operational activities of the Company and to provide direction with respect thereto.

Compliance Oversight. The Board reviews and approves the procedures of the Company established to ensure compliance with applicable federal securities laws. The Board keeps informed about how the Company’s operations conform to its compliance procedures through regular meetings with, and reports received from, the Company’s Chief Compliance Officer and other officers.

Investment Oversight. The Board monitors the Company’s investment performance during the year through regular performance reports from management with references to appropriate performance measurement indices. The Board also receives focused performance presentations on a regular basis, including special written reports and oral presentations by portfolio managers. In addition, the Board monitors the Company’s investment practices, reviews its investment strategies with management and receives focused presentations.

Valuation Oversight. The Board has designated the Advisor as the “valuation designee” to perform all fair value determinations. The Advisor, as the valuation designee, will (1) periodically assess and manage valuation risks; (2) establish and apply fair value methodologies; (3) test fair value methodologies; (4) oversee and evaluate third-party pricing services; and (5) maintain various records. This designation will be subject to Board oversight and certain reporting and other requirements designed to facilitate the Board’s ability to effectively oversee the Advisor’s process for making fair value determinations.

Financial Reporting. Through its Audit Committee, the Board meets regularly with the Company’s independent registered public accounting firm to discuss financial reporting matters, the adequacy of the Company’s internal controls over financial reporting, and risks to accounting and financial reporting matters.

Board Committees

The Board has a standing Audit Committee and Nominating and Governance Committee.

The Audit Committee has adopted a written charter (the “Audit Committee Charter”), which was amended in September 2024. A copy of the Audit Committee Charter is posted on the Company’s website (www.TCW.com/Products/Closed-End-Fund). The purposes of the Audit Committee are set forth in the Audit Committee Charter. The Audit Committee makes recommendations to the Board concerning the selection of the Company’s independent auditors and reviews with the auditors the results of the Company’s annual audit, including the scope of auditing procedures, the adequacy of internal controls and compliance by the Company with the accounting, recording and financial reporting requirements of the 1940 Act. The Audit Committee also reviews compliance with the Advisor’s and Company’s Code of Ethics by the executive officers, directors, and investment personnel of the Advisor. The Audit Committee’s current members are Ms. Rogers and Messrs. Haden, King, McMillan, Rooney, Swell, and Tarica. Each Audit Committee member is an Independent Director. During the fiscal year ended December 31, 2025, the Audit Committee held four meetings.

The Nominating and Governance Committee has adopted a written charter (the “Nominating and Governance Committee Charter”), which was amended in December 2024. A copy of the Nominating and Governance Committee Charter is posted on the Company’s website (www.TCW.com/Products/Closed-End-Fund). The Nominating and Governance Committee makes recommendations to the Board regarding nominations for membership on the Board. It evaluates candidates’ qualifications for Board membership and, with respect to nominees for positions as independent directors, their independence from the Advisor and other principal service providers. The Nominating and Governance Committee does not have any formal policy regarding diversity in identifying nominees for a directorship but considers it among the various factors relevant to any particular nominee. The Nominating and Governance Committee periodically reviews director compensation and recommends any appropriate changes to the Board. The Nominating and Governance Committee also reviews and may make recommendations to the Board relating to those issues that pertain to the effectiveness of the Board in carrying out its responsibilities in overseeing the management of the Company and also considers general matters of Company governance and operations of the Board. The current members of the Company’s Nominating and Governance Committee are Ms. Rogers and Messrs. Haden, King, McMillan, Rooney, Swell, and Tarica. Each Nominating and Governance Committee member is an Independent Director. During the fiscal year ended December 31, 2025, the Nominating and Governance Committee held four meetings.

The Nominating and Governance Committee oversees the annual self-assessment of the effectiveness of the Board and the individual Directors. In conducting its annual assessment, the Board has determined that the Directors have the appropriate attributes and experience to continue to serve effectively as directors of the Company. The following is a brief discussion of the particular experience, qualifications, attributes or skills that led the Board to conclude that each person identified below should serve as a Director of the Company.

Generally, no one factor was decisive in the original selection of the Directors to the Board, or in the nomination of the Nominees. Qualifications considered by the Board to be important to the selection and retention of Directors include the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s educational background and accomplishments; (iii) the individual’s experience and expertise performing senior policy-making functions in business, government, education, accounting, law and/or administration; (iv) how the individual’s expertise and experience would contribute to the mix of relevant skills and experience on the Board; (v) the individual’s ability to work effectively with the other members of the Board; and (vi) the individual’s ability and willingness to make the time commitment necessary to serve as an effective director. In addition, the individual’s ability to review and critically evaluate information, to evaluate fund service providers, to exercise good business judgment on behalf of fund shareholders, prior service on the Board, and familiarity with the Company are considered important assets.

Patrick C. Haden. Mr. Haden, the Independent Vice Chair of the Board, is the President of Wilson Ave. Consulting. From July 2016 through June 2017, Mr. Haden served as the Senior Advisor to the President of the University of Southern California. He also currently serves on the boards of Auto Club, an affiliate of AAA, TCW Metropolitan West Funds, TCW ETF Trust, TCW Funds, Inc., and TCW Private Asset Income Fund. Previously, he was the Athletic Director of the University of Southern California. Mr. Haden is a Rhodes Scholar and prior to August 2010, was a member of the board of trustees of the University of Southern California.

Martin Luther King III. Mr. King is a nationally prominent community leader and organizer. He has had leadership positions with various community organizations, including serving as President and Chief Executive Officer of The King Center (since 1998) and as Chief Executive Officer of Realizing the Dream (since January 2006), a non-profit organization that continues the humanitarian and liberating work of Dr. Martin Luther King, Jr. and Mrs. Coretta Scott King. He has been engaged as an independent motivational lecturer since 1980. Mr. King also currently serves on the boards of TCW Metropolitan West Funds, TCW ETF Trust, TCW Funds, Inc., and TCW Private Asset Income Fund.

Peter McMillan. Mr. McMillan, the Chair of the Nominating and Governance Committee, is a Co-founder of Pacific Oak Capital Advisors, an investment advisory firm. Mr. McMillan is a Co-founder of KBS Capital Advisors, a manager of real estate investment trusts, and, from 2005 through 2019, served as Executive Vice President. From 2013-2023 he was a Co-Founder, Managing Partner and Chief Investment Officer of Temescal Canyon Partners, an investment advisory firm. Mr. McMillan serves on the boards of Keppel Pacific Oak U.S. REIT, TCW Metropolitan West Funds, TCW ETF Trust, TCW Funds, Inc., TCW Private Asset Income Fund, and TCW DL VII Financing LLC. Prior to forming Willowbrook Capital Group LLC in 2000, Mr. McMillan served as the Executive Vice President and Chief Investment Officer of Sun America Investments, Inc. Prior to 1989, he served as Assistant Vice President for Aetna Life Insurance and Annuity Company with responsibility for the company’s fixed income portfolios.

Victoria B. Rogers. Ms. Rogers is President and Chief Executive Officer of The Rose Hills Foundation. She also serves on the boards of The Rose Hills Foundation, Norton Simon Museum, Saint John’s Health Center Foundation, TCW Metropolitan West Funds, TCW ETF Trust, TCW Funds, Inc., TCW Private Asset Income Fund, and Causeway Capital Management Trust, a mutual fund complex. Previously, Ms. Rogers served on the boards of The Chandler School, The Hotchkiss School, Polytechnic School, Stanford University, USA Water Polo, USC Rossier School of Education, and the YMCA of Metropolitan Los Angeles. Ms. Rogers has substantial experience in the area of taxes, accounting, non-profit organizations, and foundation management, having been previously employed by Deloitte, Security Pacific Bank, and The Whittier Trust Company.

Robert G. Rooney. Mr. Rooney, a CPA and the Chair of the Audit Committee, is a transformation leader with over 35 years of senior executive and board experience with private equity backed and public companies, including in-depth experience with financial and compliance matters. In 2022 he formed a financial advisory firm, RGR Advisors CT, LLC. He has served as Chief Financial and Administrative Officer and Senior Financial Advisor of Reef Technology from November 2018 to March 2021. He was Chief Financial Officer of Citizens Parking Inc. from January 2018 to November 2018 (when a major division was sold to Reef), Chief Financial Officer of Novitex Enterprise Solutions, Inc. from 2015 to 2017, Partner at Televerse Media from 2011 to 2015, and was Chief Financial Officer and then Chief Operating Officer for Affinion Group and its predecessors from 2001 to 2011. Mr. Rooney serves as Chair of the audit committees on the boards of TCW Metropolitan West Funds, TCW ETF Trust, TCW Funds, Inc., and TCW Private Asset Income Fund.

Michael Swell. Mr. Swell has many years of experience as an executive in the securities industry. He served as Partner and Managing Director of Goldman Sachs Asset Management from 2007 to 2021 where he led portfolio management globally across all fixed income products. He founded and served as portfolio manager on a number of flagship fixed income funds/strategies and has successfully trained, mentored, and managed a large number of employees. Prior to joining Goldman Sachs, Mr. Swell was a senior managing director and led the fixed income team at Friedman, Billings & Ramsey. Prior to Friedman, Billings & Ramsey, Mr. Swell was vice president and head of securities sales and trading at Freddie Mac. Mr. Swell serves on the boards of Apollo Realty Income Solutions Inc., TCW Metropolitan West Funds, TCW ETF Trust, TCW Funds, Inc., and TCW Private Asset Income Fund.

Andrew Tarica. Mr. Tarica is the Independent Chair of the Board. From 2001 through December 2024, Mr. Tarica was Chief Executive Officer of Meadowbrook Capital Management, a fixed-income credit asset management company that also manages a fixed income credit fund. From 2003 through 2010, Mr. Tarica served as an employee of the broker-dealer business of Sanders Morris Harris, a Houston, Texas-based asset manager and broker-dealer, where he managed a fixed-income portfolio. Sanders Morris Harris’ broker-dealer business became Concept Capital Markets, LLC in 2010. In September 2015, Concept Capital Markets, LLC was purchased by Cowen & Co, where Mr. Tarica was employed until January 2022. From 1992 to 1999, Mr. Tarica was the global head of the high-grade corporate bond department at Donaldson, Lufkin & Jenrette. From 1990 to 1992, he ran the investment grade sales and trading department at Kidder Peabody. He began his career at Drexel Burnham in 1983 in the investment grade trading area, where he eventually became the head of trading. He also serves on the boards of TCW Metropolitan West Funds, TCW ETF Trust, TCW Funds, Inc., TCW Private Asset Income Fund, TCW Direct Lending VII LLC, TCW Direct Lending VIII, LLC, TCW Star Direct Lending, LLC, and TCW Steel City Senior Lending BDC.

David Vick. Mr. Vick is Managing Director and Co-Head of Fixed Income Portfolio Specialists for TCW, covering Multi-Sector strategies in the Fixed Income group and responsible for communicating investment strategies, performance, and outlook for multi-sector fixed income portfolios. He has extensive knowledge of asset management having previously served as a Core Bond Product Manager at Payden & Rygel Investment Management in addition to his time at Pacific Investment Management Company (PIMCO) where he served as Vice President of Account Management. Mr. Vick began his career as a Fixed Income Research Analyst at Salomon Brothers Inc. Mr. Vick holds a BS in Engineering from Harvey Mudd College, and an MBA from the UCLA Anderson School of Management. He is a CFA charterholder.

Richard M. Villa. Mr. Villa is Executive Vice President and Chief Financial Officer of the TCW Group, Inc., TCW LLC, the Advisor, TCW Asset Management company LLC, Metropolitan West Asset Management, LLC and TCW Asset Backed Finance Management Company LLC. In this role, he is responsible for managing the financial operations of TCW. Mr. Villa is also Treasurer of The TCW Group, Inc. and President, Principal Executive Officer, Treasurer, and Principal Financial Officer of TCW Metropolitan West Funds, TCW ETF Trust, TCW Funds, Inc., and TCW Private Asset Income Fund. Prior to joining TCW as Controller in 2002, Mr. Villa was a Senior Vice President and Director of Finance for Fidelity Federal Bank where he was responsible for the treasury and accounting functions of the bank. Previously, he was an Audit Manager with Deloitte & Touche where he specialized in serving financial services companies, including banks and investment companies. Before that, he was in the management training program of Union Bank of California. Mr. Villa received his BS in Finance from Arizona State University and is a Certified Public Accountant in the state of California and a member of the American Institute of Certified Public Accountants.

The Nominating and Governance Committee will consider potential director candidates recommended by Company shareholders provided that the proposed candidates: satisfy the director qualification requirements provided in the Nominating and Governance Committee Charter; are not “interested persons” of the Company within the meaning of the 1940 Act; and are “independent” as defined in the New York Stock Exchange (the “NYSE”) listing standards. Director qualification requirements include, but are not limited to, the following:

(a)

The nominee may not be the nominating shareholder, a member of a nominating shareholder group, or a member of the immediate family of the nominating shareholder or any member of a nominating shareholder group;

(b)

Neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the last year by any nominating shareholder entity or entity in a nominating shareholder group;

(c)

Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group;

(d)

The nominee may not be an executive officer or director (or person performing similar functions) of the nominating shareholder or any member of a nominating shareholder group, or of an affiliate of a nominating shareholder or any such member of a nominating shareholder group;

(e)

The nominee may not control (as “control” is defined in the 1940 Act) the nominating shareholder or any member of a nominating shareholder group (or in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act); and

(f)	A shareholder or nominating shareholder group may not submit for consideration a nominee who has previously been considered by the Nominating and Governance Committee.

In addition, the nominating shareholder or shareholder group must meet the following requirements in order for the Nominating and Governance Committee to consider a proposed nominee:

(a)

Any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of the Company’s securities that are eligible to vote at the time of submission of the nominee and at the time of the annual meeting at which the nominee may be elected. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting. The nominating shareholder or shareholder group must also bear the economic risk of the investment and the securities used for purposes of calculating the ownership cannot be held “short”; and

(b)	The nominating shareholder or shareholder group must not qualify as an adverse holder (as defined in the Nominating and Governance Committee Charter).

A nominating shareholder or shareholder group may not submit more than one Independent Director nominee each calendar year.

Shareholders recommending potential director candidates must substantiate compliance with these requirements at the time of submitting their proposed director candidates to the attention of the Company’s Secretary. Notice to the Company’s Secretary should provide: (i) the shareholder’s contact information; (ii) the director candidate’s contact information and the number of Company shares owned by the proposed candidate; (iii) all information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A of the Securities Exchange Act of 1934, as amended (the “1934 Act”);

and (iv) a notarized letter executed by the director candidate, stating his or her intention to serve as a nominee and be named in the Company’s proxy statement, if nominated by the Board, and to serve as director if so elected.

The Nominating and Governance Committee may identify prospective candidates from any reasonable source and is authorized to engage third-party services for the identification and evaluation of potential nominees. The Company’s Nominating and Governance Committee Charter provides minimum qualifications for Company directors which include expertise, experience or relationships that are relevant to the Company’s business, and educational qualifications. The Nominating and Governance Committee may recommend that the Board modify these minimum qualifications from time to time. The Nominating and Governance Committee meets at least annually to identify and evaluate nominees for director and make its recommendations to the Board. Each of the Director Nominees included in this Proxy Statement currently serves on the Board of the Company.

No nominee recommendations have been received from shareholders for this Annual Meeting. The Nominating and Governance Committee may modify its policies and procedures for director nominees and recommendations from time to time in response to changes in the Company’s needs and circumstances, and as applicable legal or listing standards change.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, as applied to the Company, require the Company’s officers and Directors, Advisor, certain affiliates of the Advisor, and persons who beneficially own more than ten percent of a registered class of the Company’s securities (“Reporting Persons”) to file reports of ownership of the Company’s securities and changes in such ownership with the Securities and Exchange Commission (the “SEC”) and the NYSE. Reporting Persons are also required by such regulations to furnish the Company with copies of all Section 16(a) reports they file.

Delinquent Section 16(a) Reports

Based solely on its review of the copies of Forms 3, 4, and 5 and amendments thereto received by the Company and written representations of certain Reporting Persons, the Company believes that, during the fiscal year ended December 31, 2025, all required Section 16(a) ownership reports were timely filed, except for (i) delayed Form 3 filings submitted for David Vick in connection with his appointment to the Board in 2025 and for Alenoush Terzian in connection with her appointment as Chief Compliance Officer in 2025 and (ii) a delayed Form 4 filing submitted for Robert Rooney in connection with four transactions that occurred in 2025.

Officers

The following information relates to the executive officers of the Company who are not Directors of the Company. The business address of each is 515 South Flower Street, Los Angeles, California 90071.

Name and Year of Birth	Position(s) Held with Company	Principal Occupation(s) During Past Five Years*

Drew Bowden (1961)	Executive Vice President	Executive Vice President, General Counsel, and Secretary (since September 2023), the Advisor, Metropolitan West Asset Management, LLC, The TCW Group, Inc., TCW Asset Management Company LLC, TCW LLC and (since September 2024), TCW Asset Backed Finance Management Company LLC; Executive Vice President (since 2023), TCW Metropolitan West Funds, TCW ETF Trust, and TCW Funds, Inc., and (since September 2024), TCW Private Asset Income Fund; Chief Operating Officer (August 2021 to September 2023), Western Asset Management Company; Executive Vice President and General Counsel (March 2020 to February 2021), Jackson Financial Inc.

Name and Year of Birth	Position(s) Held with Company	Principal Occupation(s) During Past Five Years*

Alenoush Terzian (1983)	Chief Compliance Officer and Anti-Money Laundering Officer	Chief Compliance Officer and Anti-Money Laundering Officer (since August 2025), TCW Funds, Inc., TCW ETF Trust, TCW Metropolitan West Funds, and TCW Private Asset Income Fund; Senior 1940 Act Compliance Officer and Senior Vice President (March 2024 to present), TCW Group, Inc.; Chief Compliance Officer and Director of Operations (May 2021 to March 2024), Jacob Asset Management of New York LLC; Vice President – Fund Administration and Compliance (December 2010 to May 2021), U.S. Bank Global Fund Services.

Name and Year of Birth	Position(s) Held with Company	Principal Occupation(s) During Past Five Years*

Eric Chan (1978)	Assistant Treasurer	Managing Director of Fund Operations (since November 2006), Metropolitan West Asset Management, LLC and (since 2009), the Advisor, TCW Asset Management Company LLC, and TCW LLC; Assistant Treasurer (since 2009), TCW Funds, Inc., (since 2010), TCW Metropolitan West Funds, (since September 2024), TCW Private Asset Income Fund, and (since March 2025), TCW ETF Trust. Mr. Chan is a Certified Public Accountant.

Name and Year of Birth	Position(s) Held with Company	Principal Occupation(s) During Past Five Years*

Peter Davidson (1972)	Vice President and Secretary	Managing Director, Associate General Counsel, and Assistant Secretary (since July 2022), TCW Asset Management Company LLC, Metropolitan West Asset Management, LLC, TCW LLC, and the Advisor, and (since September 2024), TCW Asset Backed Finance Management Company LLC; Vice President and Secretary (since December 2023), TCW Metropolitan West Funds, TCW ETF Trust and TCW Funds, Inc., and (since September 2024), TCW Private Asset Income Fund; Vice President and Assistant Secretary (September 2022 to December 2023), TCW Funds, Inc. and TCW Metropolitan West Funds; Assistant General Counsel—Investment Products and Advisory Services (2020 to July 2022), The Northwestern Mutual Life Insurance Company.

Name and Year of Birth	Position(s) Held with Company	Principal Occupation(s) During Past Five Years*

Lisa Eisen (1963)	Tax Officer	Tax Officer (since December 2016), TCW Metropolitan West Funds and TCW Funds, Inc., (since December 2023), TCW ETF Trust, and (since September 2024), TCW Private Asset Income Fund; Managing Director and Director of Tax (since August 2016), TCW LLC.

*	Positions with The TCW Group, Inc. and its affiliates may have changed over time.

Shareholder Approval

Directors will be elected by a plurality of the total votes cast at the Annual Meeting by the holders of shares present in person or by proxy and entitled to vote on such action.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES.

PROPOSAL 2. RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Independent Directors have selected Deloitte, 555 West 5th Street, Los Angeles, California 90013 as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2026. Deloitte is responsible for auditing the Company’s annual financial statements. While the Independent Directors are responsible for the selection, compensation, retention, termination and oversight of the independent auditor, the Company is requesting, as a matter of good corporate governance, that the shareholders ratify the selection of Deloitte as the independent registered public accounting firm. If the shareholders fail to ratify the selection, the Independent Directors will reconsider whether to retain Deloitte and may retain that firm or another without re-submitting the matter to our shareholders. Even if the selection is ratified, the Independent Directors may, in their discretion, direct the selection of a different independent registered public accounting firm at any time during the year.

Representatives of Deloitte will be available in person at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to questions.

Deloitte, in accordance with Independence Standards Board Standard No. 1 (“ISB No. 1”), has confirmed to the Audit Committee that Deloitte is an independent auditor with respect to the Company. Certain information concerning the fees and services provided by Deloitte to the Company and to the Advisor and its affiliates for the most recent fiscal year of the Company is provided below. For purposes of the following information, the Advisor and any entity controlling, controlled by or under common control with the Advisor that provides ongoing services to the Company, are referred to as “Service Affiliates.”

(1)

Audit Fees. The aggregate fees billed for each of the last two fiscal years to the Company (the “Reporting Periods”) for professional services rendered by Deloitte for the audit and review of the Company’s annual financial statements, or services that are normally provided by Deloitte in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were as follows:

Fiscal Year Ended	Audit Fees
12/31/25	$62,000
12/31/24	$62,000

(2)

Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by Deloitte to the Company that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under paragraph (1) above were as follows:

Fiscal Year Ended	Audit-Related Fees
12/31/25	$0
12/31/24	$0

(3)

Tax Fees. The aggregate fees billed to the Company in the Reporting Periods for professional services rendered by Deloitte for tax compliance, tax advice and tax planning (“Tax Services”) were as follows:

Fiscal Year Ended	Tax Fees*
12/31/25	$4,740
12/31/24	$4,740

Tax Services consisted of services related to the Company’s compliance with the requirements for regulated investment companies and review and assistance with the Company’s tax returns, including review of federal and state income tax returns, review of excise tax distribution requirements, and excise tax returns.

*	The Tax Fees were pre-approved by the Audit Committee pursuant to the terms of the Audit Committee Charter.

(4)

All Other Fees. The aggregate fees billed to the Company in the Reporting Periods for products and services provided by Deloitte, other than the services reported in paragraphs (1) through (3) above, were as follows:

Fiscal Year Ended	All Other Fees
12/31/25	$0
12/31/24	$0

No non-audit fees, except as disclosed in paragraph (3) above, were billed by Deloitte for services rendered to the Company, or to the Service Affiliates for the last two fiscal years of the Company.

The Company’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Company’s investment advisor and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Company that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Pursuant to the Company’s Audit Committee Charter, the Audit Committee has adopted pre-approval policies and procedures to govern the pre-approval of (i) all audit services and permissible non-audit services to be provided to the Company by its independent accountant and (ii) all permissible non-audit services to be provided by such independent accountant to any Service Affiliates if the engagement directly relates to the Company’s operations and financial reporting.

The Audit Committee pre-approves all audit and non-audit services provided by Deloitte, or any other independent auditor engaged by the Company, and any non-audit or audit-related services provided by them to the Company’s Service Affiliates which have an impact on the Company. The Audit Committee recommends the engagement of the auditor for each fiscal year and a majority of the Company’s Independent Directors approves the engagement. The Audit Committee may pre-approve the provisions of types or categories of non-audit services for the Company and permissible non-audit services for the Company’s Service Affiliates on an annual basis at the time of the auditor’s engagement and on a project-by-project basis. At the time of the annual engagement of the Company’s independent auditor, the Audit Committee receives a list of expected services with a description and an estimated budget of fees. In its pre-approval, the Audit Committee must determine that the provision of the service is consistent with, and will not impair, the ongoing independence of the auditor and set any limit on fees or other conditions it finds appropriate. Non-audit services may also be approved on a project-by-project basis by the Audit Committee consistent with the same standards for determination and information.

Audit Committee Report

The Audit Committee of the Board normally meets at least once during each full fiscal year with representatives of the independent auditors in a separate executive session to discuss and review various matters as contemplated by the Company’s Audit Committee Charter. In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2025 with management and the independent auditors of the Company. The Audit Committee also has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 1301, “Communication with Audit Committees,” as currently in effect. The Audit Committee also has considered whether the provision by the Company’s independent auditors of non-audit services to the Company, and of professional services to the Advisor and affiliates of the Advisor that provide services to the Company, is compatible with maintaining the independent auditors’ independence. Finally, the Audit Committee has received the written disclosures and the letter from the independent auditors required by ISB No. 1 and has discussed with the independent auditors the independent auditors’ independence.

The members of the Company’s Audit Committee are not professionally engaged in the practice of auditing or accounting. The Board has determined that each of Ms. Rogers, Mr. Rooney, and Mr. Swell qualifies as an “audit committee financial expert,” as defined under Item 407(d) of the SEC’s Regulation S-K. The Audit

Committee is in compliance with applicable rules of the NYSE listing requirements for closed-end fund audit committees, including the requirement that all members of the audit committee be “financially literate” and that at least one member of the audit committee have “accounting or related financial management expertise,” as determined by the Board. The Audit Committee is required to conduct its operations in accordance with applicable requirements of the Sarbanes-Oxley Act of 2002 and the Public Company Accounting Oversight Board, and the members of the Audit Committee are subject to the fiduciary duty to exercise reasonable care in carrying out their duties. Members of the Company’s Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company’s auditors are in fact “independent.”

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board that the audited financial statements of the Company be included in the Company’s annual report to shareholders for the fiscal year ended December 31, 2025. The members of the Audit Committee, Messrs. Haden, King, McMillan, Rooney, Swell, and Tarica and Ms. Rogers are “independent” within the meaning of the NYSE corporate governance standards for audit committees.

Shareholder Approval

The affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy, provided a quorum is present, is required to ratify the selection of Deloitte to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF DELOITTE AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.

OTHER MATTERS

The proxy holders have no present intention of bringing before the Annual Meeting for action any matters other than those specifically referred to above, nor has the management of the Company any such intention. Neither the proxy holders nor the management of the Company is aware of any matters which may be presented by others. If any other business properly comes before the Annual Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

VOTING AND OTHER INFORMATION

Voting Requirements

For purposes of this Annual Meeting, a quorum is present to transact business if the holders of a majority of the outstanding shares of the Company entitled to vote at the Annual Meeting are present in person or by proxy. For purposes of determining the presence of a quorum at the Annual Meeting, abstentions and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular proposal with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present. Assuming a quorum is present, (i) a plurality of the votes cast at the Annual Meeting is required to elect each of the Directors; and (ii) an affirmative vote of a majority of the votes cast at the Annual Meeting is required to ratify the selection of Deloitte to serve as the Company’s independent registered public accounting firm. Abstentions and broker non-votes will have no effect on Proposal 1 or Proposal 2.

The Company’s Common Stock is the only class of outstanding voting securities of the Company. At July 31, 2026, 63,713,920 shares of Common Stock were outstanding and entitled to vote. Each shareholder may cast one vote for each full share held, and a partial vote for each partial share. The Company’s Common Stock does not have cumulative voting rights.

Adjournment

If a quorum is not present in person or by proxy at the time the Annual Meeting is called to order, the Chairman of the Annual Meeting or the shareholders may adjourn the Annual Meeting. The vote required to adjourn the Annual Meeting is the affirmative vote of a majority of the shares present at the Annual Meeting in person or by proxy. In such a case, the proxy holders will vote all proxies in favor of the adjournment. If a quorum is present but there are not sufficient votes to approve a proposal, the Chairman of the Annual Meeting may, with respect to that proposal, adjourn the Annual Meeting or the proxy holders may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. In such a case, the proxy holders will vote those proxies which they are entitled to vote in favor of the proposal “FOR” the adjournment, and will vote those proxies required to be voted against the proposal “AGAINST” the adjournment as to that proposal, and abstentions will not be voted either for or against the adjournment. Broker non-votes will be excluded from any vote to adjourn the Annual Meeting and, accordingly, will not affect the outcome of the vote.

Cost and Method of Proxy Solicitation

Proxy solicitation will be principally by mail but may also be by telephone or personal interview conducted by officers and regular employees of the Advisor. In addition, proxy solicitation may be conducted by EQ Fund Solutions, a proxy solicitation firm, which will be paid approximately $12,500 and will be reimbursed for its related expenses. The cost of solicitation of proxies will be borne by the Company, including reimbursement of banks, brokerage firms, nominees, fiduciaries and other custodians for reasonable expenses incurred by them in sending the proxy materials to shareholders of the Company.

Shareholders may sign and mail the proxy card(s) received with the Proxy Statement or may give voting instructions via touchtone telephone or online by following the instructions enclosed with the proxy card.

Household Mailings

The Company reduces the number of duplicate annual and semi-annual reports and proxy statements a household receives by sending only one copy of those documents to those addresses shared by two or more accounts (unless the Company receives contrary instructions from an account holder). Write to the Company at 515 South Flower Street, Los Angeles, California 90071 or call 1-877-829-4768 to request individual copies of reports and proxy statements, or to request a single copy of reports and proxy statements if receiving duplicate copies. The Company will begin sending a household single or multiple copies, as requested, as soon as practicable after receiving the request.

Corporate Governance Listing Standards

In accordance with Section 303A.12(a) of the NYSE Listed Company Manual, the Company’s Annual CEO Certification certifying as to compliance with the NYSE’s corporate governance listing standards was submitted to the NYSE on October 7, 2025 as part of its Annual Written Affirmation. An Interim Written Affirmation regarding changes to the Company’s Board was submitted to the NYSE on December 11, 2025. In addition, on March 5, 2026, the Company filed the required CEO/CFO certifications pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 as an exhibit to its Form N-CSR for the year ended December 31, 2025.

Corporate Governance Guidelines

The Company has adopted corporate governance guidelines (the “Guidelines”). The Guidelines are available on the Company’s website at www.tcw.com/Products/Closed-End-Fund.

Code of Ethics

The Company has adopted a code of ethics and professional conduct (the “Code of Ethics”) that applies to the Company’s executive officers, including its principal executive officer and principal financial officer, as well as the Company’s other officers, Directors, and employees. The Code of Ethics is available on the Company’s website at www.tcw.com/Products/Closed-End-Funds.

Shareholder Proposals

The Company holds annual meetings of shareholders. A shareholder’s proposal intended to be presented at the Company’s 2027 annual meeting of shareholders must be received by April 8, 2027, in order to be included in the Company’s proxy statement and form of proxy relating to the annual meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. A shareholder who wishes to make a proposal at the 2027 annual meeting of shareholders without including the proposal in the Company’s proxy statement must notify the Secretary of the Company in writing of such proposal between June 17, 2027 and July 17, 2027. The persons named as proxies for the 2027 annual meeting of shareholders will, with respect to the proxies in effect at such annual meeting, have discretionary authority to vote on any matter presented by a shareholder for action at that annual meeting unless the Company receives notice of the matter by June 22, 2027. If the Company receives such timely notice, these persons will not have this authority except as provided in the applicable rules of the SEC.

Investment Advisor

TCW Investment Management Company LLC, 515 South Flower Street, Los Angeles, California 90071, serves as the investment advisor of the Company.

Administrator

State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, Massachusetts 02114, serves as the administrator of the Company.

Shareholder Reports

A copy of the Company’s most recent annual report is available without charge upon request by writing the Company at 515 South Flower Street, Los Angeles, California 90071 or by telephoning 1-800-FUND-TCW.

Beneficial Share Ownership of Directors and Officers

As of the record date, July 31, 2026, the Directors and officers of the Company, as a group, beneficially owned more than 1% of the outstanding shares of Common Stock of the Company, as follows:

Name of Beneficial Owner	Number of Shares	% of Company
Independent Directors
Patrick C. Haden	85,722	*
Martin Luther King III	None	*
Peter McMillan	493,761	*
Victoria B. Rogers	21,600	*
Robert G. Rooney	29,333	*
Michael Swell	None	*
Andrew Tarica	41,123	*

Interested Directors
David Vick	None	*
Richard M. Villa	None	*

Executive Officers
Drew Bowden	None	*
Alenoush Terzian	None	*
Eric Chan	None	*
Peter Davidson	None	*
Lisa Eisen	None	*

All Directors and Executive Officers as a Group
(14 persons)	671,539	1.05%

*	Less than 1 percent of shares outstanding as of July 31, 2026.

Beneficial Share Ownership of Shareholders

As of the record date, July 31, 2026, as far as known to the Company, the following person[s] beneficially owned more than 5% of the outstanding Common Stock of the Company:

Name and Address of Shareholder	Number of Shares	% of Company
Cede & Co P.O. Box 20 Bowling Green Station New York, NY 10274-0020	62,674,427	97.03%

By Order of the Board of Directors,

PETER DAVIDSON
Vice President and Secretary

August 6, 2026

Please complete, date and sign the enclosed proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED if mailed in the United States. In addition to voting by mail, you may also vote by telephone by calling the toll-free number that appears on the enclosed proxy card or via the internet.

A copy of the Company’s annual report for the year ended December 31, 2025 and a copy of the Company’s most recent semi-annual report once published are available without charge upon request by writing the Company at 515 South Flower Street, Los Angeles, California 90071 or by telephoning 1-800-FUND-TCW.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE COMPANY AND TO YOU AS A COMPANY SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

 SAMPLE

TCW STRATEGIC INCOME FUND, INC.

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 15, 2026

The undersigned shareholder of TCW Strategic Income Fund, Inc. (the “Company”) acknowledges receipt of the Notice of the 2026 Annual Meeting of Shareholders of the Company and the Proxy Statement and hereby appoints Peter Davidson and Richard Villa, and each of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of the Company which the undersigned is entitled to vote at the 2026 Annual Meeting of Shareholders of the Company to be held at the offices of TCW, 515 South Flower Street, Los Angeles, California 90071, on Tuesday, September 15, 2026, at 8:00 a.m. Pacific Daylight Time, and at any adjournments or postponements thereof, as indicated on this proxy card.

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF DIRECTORS, AND THE PROPOSALS (SET FORTH ON THE REVERSE SIDE OF THIS PROXY CARD) HAVE BEEN UNANIMOUSLY APPROVED BY THE BOARD OF DIRECTORS AND RECOMMENDED TO SHAREHOLDERS FOR APPROVAL.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-800-758-5880. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON TUESDAY, SEPTEMBER 15, 2026. The Company’s Notice of 2026 Annual Meeting of Shareholders and Proxy Statement are available on the Internet at: https://vote.proxyonline.com/TCW/docs/TSI2026.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

TCW STRATEGIC INCOME FUND, INC.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign this proxy card exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED BELOW, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ⚫

PROPOSALS:

1	Election of Directors:	FOR	WITHHOLD

	1-1. Patrick C. Haden	O	O

	1-2. Martin Luther King III	O	O

	1-3. Peter McMillan	O	O

	1-4. Victoria B. Rogers	O	O

	1-5. Robert G. Rooney	O	O

	1-6. Michael Swell	O	O

	1-7. Andrew Tarica	O	O

	1-8. David Vick	O	O

	1-9. Richard M. Villa	O	O

		FOR	AGAINST	ABSTAIN

2	Ratification of the selection of Deloitte & Touche, LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2026.	O	O	O
3	Such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof.	O	O	O

WE NEED YOUR PROXY VOTE IMMEDIATELY.

YOU MAY THINK YOUR VOTE IS NOT IMPORTANT, BUT IT IS VITAL. AT THE ANNUAL MEETING OF SHAREHOLDERS, THE COMPANY WILL BE UNABLE TO CONDUCT ANY BUSINESS IF LESS THAN A MAJORITY OF THE SHARES ENTITLED TO VOTE ARE REPRESENTED. IN THAT EVENT, THE MEETING MAY BE ADJOURNED AND THE COMPANY, AT THE COMPANY’S EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE COMPANY TO HOLD THE ANNUAL MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PROXY CARDS MUST BE RECEIVED BEFORE 8:00 A.M. PACIFIC DAYLIGHT TIME ON SEPTEMBER 15, 2026 TO BE COUNTED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]